                                                                  EXHIBIT 10.17

                      AMENDMENT NO. 1 TO AGREEMENT OF LEASE

      THIS AMENDMENT TO AGREEMENT OF LEASE made as of the 25th day of September, 1996, by and between RIVERFRONT OFFICE PARK JOINT VENTURE, a Massachusetts joint venture (hereinafter referred to as "Landlord") and INTERNATIONAL INTEGRATION INCORPORATION (I-CUBE), a Massachusetts corporation (hereinafter referred to as "Tenant").

                                   WITNESSETH:

      WHEREAS, the parties hereto are parties to a certain Agreement of Lease dated as of July 14, 1995 (hereinafter referred to as the "Lease"); and

      WHEREAS, the parties hereto desire to amend the Lease as hereinafter provided;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

      1. Effective on the Fourteenth Floor Term Commencement Date (said date being defined as the later of: (i) December 1, 1996, or (ii) the date on which the Fourteenth Floor Improvements are substantially completed in accordance with Paragraph 2(c) hereinafter) there shall be added to the Demised Premises approximately 23,350 rentable square feet of space located on the fourteenth
(14th) floor of the Building, as shown on the plan attached hereto as EXHIBIT A and made a part hereof (hereinafter referred to as the "Fourteenth Floor Expansion Space").

      2. (a) The Fourteenth Floor Expansion Space is leased in its present "AS IS" condition, normal wear and tear occurring between the date of execution of this Amendment and the Fourteenth Floor Term Commencement Date (said date being defined as the later of (i) December 1, 1996, or (ii) the date on which the Fourteenth Floor Improvements are substantially completed in accordance with Paragraph 2(c) hereinafter) excepted. Promptly following execution of this Amendment, Landlord and Tenant shall conduct a walk-through the Fourteenth Floor Expansion Space to ascertain its existing condition for the purposes of establishing a mutually acceptable definition of the Fourteenth Floor Expansion Space's present "AS IS" condition, as well as to agree upon what shall constitute normal wear and tear between said inspection and the Fourteenth Floor Term Commencement Date. The repair of any major damage or excessive wear beyond the aforesaid mutually agreed normal wear and tear shall be the responsibility of Landlord and shall constitute a part of the Fourteenth Floor Improvements (as defined in Paragraph 2(c) below) to be undertaken by Landlord. In the event Landlord and Tenant shall fail to reach a mutually acceptable definition of said "AS IS" condition within ten (10) business days of the aforesaid walk-through, Landlord, at its option, may either (i) accept Tenant's definition of "AS IS" or
(ii) terminate this Amendment upon written notice thereof to Tenant given within fifteen (15) business days of the aforesaid walk-through.


9/24/96

            (b) Landlord shall provide to Tenant a cash allowance of $116,750 ($5.00 per square foot for the 23,350 square feet constituting the Fourteenth Floor Expansion Space) for tenant fit-up (including, but not limited to, costs associated with cabling and wiring) of the Fourteenth Floor Expansion Space, payable to Tenant by Landlord within ten (10) days of receipt by Landlord of paid third party invoices evidencing the expenditure by Tenant of such sum for tenant fit-up of the Fourteenth Floor Expansion Space. All such tenant fit-up work shall be completed and invoiced to Landlord by April 15, 1997. All such tenant fit-up work shall be subject to and accomplished in compliance with Articles 10. and 11. of the Lease.

            (c) Subject to delay by causes beyond the reasonable control of Landlord, Landlord shall, on or before December 1, 1996, substantially complete removal of the internal stairway presently located within the Fourteenth Floor Expansion Space and refinishing of the fourteenth (14th) floor elevator lobby area (collectively, the "Fourteenth Floor Improvements"). For purposes hereof, the terms substantial completion or substantially complete shall mean (i) that the Fourteenth Floor Improvements have been completed with the exception of minor punch list items so that the Fourteenth Floor Expansion Space may be used for their intended purpose, and (ii) that a certificate of occupancy or other permission for Tenant to occupy the Fourteenth Floor Expansion Space for their permitted use hereunder shall have been obtained.

            (d) On or before October 15, 1996, Landlord shall notify Tenant that Tenant and its contractor may have access to the Fourteenth Floor Expansion Space as of such date for the purpose of initiating tenant fit-up work and preparing the Fourteenth Floor Expansion Space for Tenant's occupancy. Such access shall be deemed to be pursuant to a license pursuant to Paragraph 4 of this Amendment and shall not be deemed to advance the Fourteenth Floor Term Commencement Date. Notwithstanding the fact that the Fourteenth Floor Term Commencement Date shall not have occurred, it is understood and agreed that the provisions of Article 13 of the Lease shall become effective as to the Fourteenth Floor Expansion Space immediately upon the commencement of such access to Tenant, and, Tenant on or before the commencement date of such access shall furnish to Landlord a certificate of insurance pursuant to Section 13.2 of the Lease.

      3. Tenant shall be conclusively deemed to have agreed that Landlord has performed all of its obligations under Section 2 of this Amendment unless not later than sixty (60) days after the Fourteenth Floor Term Commencement Date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which Landlord has not performed such obligations.

      4. To the extent that Tenant and its contractor shall enter the Fourteenth Floor Expansion Space the prior to the Fourteenth Floor Term Commencement Date to undertake such work as is to be performed by Tenant in order to prepare the Fourteenth Floor Expansion Space for Tenant's occupancy, such entry shall be deemed to be pursuant to a license from Landlord to Tenant and shall be at the risk of Tenant. In no event shall Tenant or its contractor materially interfere with any construction work being performed by or on behalf of Landlord in or around the Fourteenth Floor Expansion Space; without limiting the generality of the foregoing, Tenant


9/24/96                                 2
shall comply with all reasonable instructions issued by Landlord's contractors relative to the moving of Tenant's equipment and other property into the Fourteenth Floor Expansion Space and shall pay any reasonable fees or costs imposed in connection therewith.

      5. Effective on the Fourteenth Floor Term Commencement Date, Article 1(10) of the Lease is hereby amended to read in its entirety as follows:

             "(10) Parking Spaces:   Thirty-six (36) until October 15, 1999, and
                                     thereafter fifty-three (53)."

      6. Effective on the Fourteenth Floor Term Commencement Date, Article 1(13) of the Lease is hereby amended to read in its entirety a follows:

             "(13) Rentable Area of the
                   Demised Premises:       35,488 square feet."

      7. Effective on October 15, 1999 (the "Mathsoft Expansion Space Term Commencement Date") there shall be added to the Demised Premises the 11,212 rentable square feet of space located on the fifteenth (15th) floor of the Building presently occupied by Tenant as a sublessee from Mathsoft, Inc. (the "Mathsoft Expansion Space") under a sublease term terminating on October 14, 1999. The Mathsoft Expansion Space is leased in the "AS IS" condition then existing on the Mathsoft Expansion Space Term Commencement Date.

      8. Effective on the Mathsoft Expansion Space Term Commencement Date,
Article 1(13) of the Lease is hereby amended to read in its entirety as follows:

             "(13) Rentable Area of the
                   Demised Premises:       46,700 square feet."

      9. Effective on the Fourteenth Floor Term Commencement Date, Article 1(19) of the Lease is hereby amended to read in its entirety as follows to reflect a phased-in increase in the Yearly Fixed Rent payable under the Lease attributable to the addition of the Fourteenth Floor Expansion Space and the Mathsoft Expansion Space, respectively:

             "(19) Yearly Fixed Rent: (a)  DURING THE PERIOD COMMENCING THE
                                           FOURTEENTH FLOOR TERM COMMENCEMENT
                                           DATE THROUGH MARCH 31, 1997:

                                           At the rate of $408,036 per annum.

                                           ($22.00 per rentable square foot on
                                           12,138 square feet and $23.50 per
                                           rentable square foot on 6,000 square
                                           feet).


9/24/96                                 3

                                      (b)  DURING THE PERIOD APRIL 1, 1997
                                           THROUGH JULY 31, 1997:

                                           At the rate of $549,036 per annum.

                                           ($22.00 per rentable square foot on
                                           12,138 square feet and $23.50 per
                                           rentable square foot on 12,000 square
                                           feet).

                                      (c)  DURING THE PERIOD AUGUST 1, 1997
                                           THROUGH NOVEMBER 30, 1997:

                                           At the rate of $690,036 per annum.

                                           ($22.00 per rentable square foot on
                                           12,138 square feet and $23.50 per
                                           rentable square foot on 18,000 square
                                           feet).

                                      (d)  DURING THE PERIOD DECEMBER 1, 1997
                                           THROUGH OCTOBER 14, 1999:

                                           At the rate of $815,761 per annum.

                                           ($22.00 per rentable square foot on
                                           12,138 square feet and $23.50 per
                                           rentable square foot on 23,350 square
                                           feet).

                                      (e)  DURING THE PERIOD OCTOBER 15, 1999
                                           THROUGH NOVEMBER 30, 2001:

                                           At the rate of $1,097,450 per annum.

                                           ($23.50 per rentable square foot on
                                           46,700 square feet)."

      10. Effective on the Fourteenth Floor Term Commencement Date, the Term of the Lease, as defined in Section 3.1 of the Lease, is extended from October 14, 1999 to November 30, 2001.

      11. Effective on the Fourteenth Floor Term Commencement Date, Section 3.3 of the Lease is hereby amended to read in its entirety as follows:

                  "3.3 OPTION TO EXTEND. On the conditions that (i) Tenant is not then in default beyond any applicable grace period(s) of its covenants and obligations


9/24/96                                 4
            under this Lease and (ii) Tenant itself is then occupying the entirety of the Demised Premises, Tenant may extend the Term of this Lease for one (1) additional period of five (5) years by giving notice to Landlord of its election to extend at least twelve (12) months prior to the end of the original Term. The Yearly Fixed Rent payable by Tenant with respect to such extension period shall be equal an amount computed by multiplying (i) 46,700 (the Rentable Area of the Demised Premises), by (ii) $23.50, by (iii) a fraction, the denominator of which shall be the level of the Consumer Price Index, Boston, Massachusetts (CPI-W index, Boston, Massachusetts - base years 1982-84 = 100) for the month of November, 1996 and the numerator of which shall be the level of said index for the month of November, 2001."

      12. Effective on the Fourteenth Floor Term Commencement Date, the following new Section 3.4 is added to the Lease:

                  "3.4 RIGHT OF FIRST OFFER. In the event that at any time
            during the Term of this Lease any office space in the Building becomes or is to become available for rental and Landlord wishes to lease such space to any person other than the then current occupant thereof (if any), and in the further event that any existing tenant(s) of the Building who have heretofore been granted any right(s) of first offer by Landlord with respect to such space shall fail to exercise such right(s), and in the further event Tenant is not then in default beyond any applicable grace period(s) of its covenants and obligations under this Lease and Tenant itself is then occupying the entirety of the Demised Premises, Landlord shall make a written offer to lease such space to Tenant, stating the Rent that Landlord will accept and all other material terms and conditions of the proposed lease, and Tenant shall have a right of first refusal to lease such space by giving notice to Landlord to such effect within fifteen (15) business days after notice of such offer. If such notice of acceptance by Tenant is not so given, then Landlord shall be free to lease such space to a third party on materially the same economic terms and conditions. In any case in which Tenant shall have waived said right of first offer, or Tenant shall have failed to timely exercise such right, then Tenant shall, on request of Landlord, execute and deliver in recordable form an instrument indicating such waiver or expiration, which instrument shall be conclusive in favor of all persons relying thereon in good faith."

      13. Effective on the Fourteenth Floor Term Commencement Date, Section 6.4 of the Lease is hereby amended to read in its entirety as follows:

                  "6.4 TENANT'S PROPORTIONATE SHARE. (a) Tenant's proportionate share of taxes pursuant to Section 6.2 and operating expenses pursuant to Section 6.3, respectively, with respect to the original 12,138 square feet of Rentable Area of the Demised Premises shall be 3.57% (12,138 square feet/340,240 square feet) and 3.71% (12,138 square feet/326,900 square feet), respectively.


9/24/96                                 5

                        (b) In addition, Tenant's proportionate share of taxes
            pursuant to Section 6.2 with respect to the Fourteenth Floor Expansion Space (as defined in Amendment No. 1 to Agreement of Lease dated as July 25, 1996) shall be 6.86% (23,350 square feet/340,240 square feet) of the amount of said taxes imposed against the Building and the Land in excess of those imposed for the fiscal tax year ending June 30, 1997, prorated with respect to any portion of a fiscal tax year, in which the term of this Lease with respect to the Fourteenth Floor Expansion Space begins or ends.

                        (c) In addition, Tenant's proportionate share of
            operating expenses pursuant to Section 6.3 with respect to the Fourteenth Floor Expansion Space shall be 7.14% (23,350 square feet/326,900 square feet) of the amount of said operating expenses (determined in accordance with the provisions of Section 6.3) incurred by Landlord in the operation and maintenance of the Building and the Land in excess of those incurred by Landlord for the calendar year 1996, prorated with respect to any portion of a calendar year in which the term of this Lease with respect to the Fourteenth Floor Expansion Space begins or ends."

      14. Effective October 15, 1999, the date "June 30, 1995" appearing in the first sentence of Section 6.2 of the Lease shall be deleted and the date "June 30, 1997" shall be inserted in substitution thereof.

      15. Effective October 15, 1999, the date "December 31, 1995" appearing in the first sentence of Section 6.3 of the Lease shall be deleted and the date "December 31, 1996" shall be inserted in substitution thereof.

      16. Effective October 15, 1999, Section 6.4 of the Lease is hereby amended to read in its entirety as follows:

                  "6.4 TENANT'S PROPORTIONATE SHARE. Tenant's proportionate
            share of taxes pursuant to Section 6.2 and operating expenses pursuant to Section 6.3, respectively, shall be 13.73% (46,700/340,240 square feet) and 14.29% (46,700/326,900 square feet), respectively."

      17. Landlord, at Landlord's expense, shall install building standard signage for Tenant on (a) the lobby directory, (b) floor directory and (c) the listing on the side of the Building adjacent to the front door.

      18. Landlord shall be responsible for payment of leasing brokerage commissions in connection with this Amendment to Lynch, Murphy, Walsh and Partners, Inc..

      19. Except as expressly provided herein, as used herein, all capitalized terms shall have the same meaning as set forth in the Lease.


9/24/96                                 6

      20. Except as herein expressly modified, the provisions of the Lease are hereby confirmed and ratified and shall continue in full force and effect.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal, all as of the day and year first above written.

                                     RIVERFRONT OFFICE PARK JOINT VENTURE

                                     By: RIVERFRONT OFFICE PARK ASSOCIATES

                                     By: DARVEL REALTY TRUST
                                     Managing General Partner


                                     By: /s/ Michael P. Sullivan
                                         -----------------------------------
                                         Michael P. Sullivan, Vice President

                                     INTERNATIONAL INTEGRATION
                                     INCORPORATION (I-CUBE)


                                     By: /s/ Madhav Anand
                                         -----------------------------------
                                         Madhav Ahand, President


9/24/96                                 7